Exhibit 10.40

December 21, 2016

Bluestone Advisors, LLC
Blackhawk Properties, LLC
Banyan Investment Company LLC
The Mark and Nancy Peterson Foundation
Tyumen Holdings, LLC
Jeffrey Peterson
c/o Jeffrey Peterson
539 Blackhawk Ln
Alpine, UT 84004

VIA ELECTRONIC MAIL

Re:  Agreement to Convert – Debt Obligations
Dear Mr. Peterson:

You are being sent this letter as ActiveCare, Inc. (the "Company") is currently indebted to you and/or the entities stated above (you and such entities, collectively, the "Peterson Affiliates") in the aggregate sum of $3,274,235 ("Principal Obligation") as more particularly described in that certain Settlement Agreement dated September 23, 2015 and effective July 1, 2015 with respect to amounts totaling $3,024,235, and $250,000 pursuant to a promissory note dated April 20, 2016.  In addition, accrued interest on the Principal Obligation through September 30, 2016 totals $602,501.67 (the "Interest Amount").  The Principal Obligation and Interest Amount, which total $3,876,737, collectively, the "Peterson Entities Obligation").  The Company acknowledges that the Peterson Entities Obligation excludes an amount aggregating $25,462 with respect to unpaid contract amounts that remain outstanding.

Our Current Financing

As you may be aware, the Company is currently in the process of pursuing a public offering of its securities to raise up to $17,500,000 and list its securities onto the NASDAQ (the "Offering").  The Company has filed a registration statement on Form S-1 related to the Offering which is being led by Joseph Gunnar & Co (the "Underwriter"). The Company believes that attaining and maintaining the listing of our Common Stock on NASDAQ is in the best interests of our Company and its stockholders, because if listed on NASDAQ, the Company believes that the liquidity in the trading of its Common Stock could be significantly enhanced, which could result in an increase in the trading price and may encourage investor interest and improve the marketability of our Common Stock to a broader range of investors. The Company is therefore contacting you and other holders of debt and preferred stock, to request holders to convert their holdings into Common Stock.

1365 West Business Park Drive, Orem UT 84058
P 877-219-6050  I  F 855-864-2511
www.activecare.com

What We Need From You

By executing and delivering this letter, each of the undersigned hereby agree to automatically convert upon closing of the Offering (the "Automatic Conversion"), the Peterson Entities Obligation of $3,876,737 into Common Stock of the Company at a conversion price equal to $22.50 (the "Conversion Price") resulting in the issuance of 172,299 shares of Common Stock (such number of shares reflects the Company's contemplated reverse stock split of 1:500).  Upon the triggering of Automatic Conversion, the Company shall send you, on behalf of the undersigned, prompt written notice (the "Automatic Conversion Notice") specifying the date upon which such conversion was effective (the "Effective Date").   The Automatic Conversion Notice will also contain instructions on surrendering to the Company any original instruments memorializing the Peterson Entities Obligation, including without limitation, original promissory notes; provided, however, the Automatic Conversion shall be effective on the Effective Date whether or not you surrender such instruments, all of which shall be null and void on the Effective Date.  You will also be required to provide the Company with share issuance instructions for you and the Peterson Entities.  In addition, the Company acknowledges that the Peterson Entities Obligation and the corresponding number of shares issuable upon the Automatic Conversion will increase based on accrued interest as the Automatic Conversion will not occur until after September 30, 2016.

Additionally, in connection with the Automatic Conversion, each of the undersigned will need to execute and deliver, as a condition to the Company's issuance and delivery of the shares of Common Stock underlying the Automatic Conversion, a lock-up agreement prohibiting the sale or other transfer of securities owned in the Company for a period of 12 months beginning on the date of the closing of the Offering, in form and substance reasonably required by the Underwriter.  The foregoing lock up letter will be delivered shortly and each of the undersigned will need to return such lock up letter prior to the Effective Date (such lock up letter will include language that it will be null and void in the event the Offering is not consummated on or before February 15, 2017).

By signing below, this Letter Agreement shall serve as written confirmation that each of the undersigned have reviewed this Letter Agreement (and consulted with legal and tax advisors to the extent deemed necessary) and agree to the terms and conditions of the Automatic Conversion at the Conversion Price as described herein.  Upon the Effective Date of such conversion, each of the undersigned understand that they will be releasing and discharging the Company and its affiliates from any and all obligations and duties that such persons may have to the undersigned with respect to the Peterson Entities Obligation.  Notwithstanding anything contained herein, in the event the Offering is not consummated on or before February 15, 2017, this Letter Agreement will terminate and shall be of no further force and effect.

This Letter Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Letter Agreement.  This Letter Agreement shall be governed by and construed in accordance with the laws of the State of Utah without regard to choice of law principles.  This Letter Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.  In case any provision of this Letter Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Letter Agreement, and the validity legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

The parties hereby consent and agree that if this Letter Agreement shall at any time be deemed by the parties for any reason insufficient, in whole or in part, to carry out the true intent and spirit hereof or thereof, the parties will execute or cause to be executed such other and further assurances and documents as in the reasonable opinion of the parties may be reasonably required in order more effectively to accomplish the purposes of this Letter Agreement.

***REMAINDER OF PAGE INTENTIONALLY LEFT BLANK***

1365 West Business Park Drive, Orem UT 84058
P 877-219-6050  I  F 855-864-2511
www.activecare.com

Please indicate confirmation of the terms provided herein by executing and returning this letter in the space provided below.

Very truly yours,
ACTIVECARE, INC.

By: ___________________________
Name: Eric Robinson
Title: Chief Financial Officer

Date: ____________________

ACCEPTED AND AGREED:

____________________________
Jeffrey Peterson, Individually
Date: ___________________

BLUESTONE ADVISORS, LLC

By:___________________________
Name: Jeffrey Peterson
Title: Authorized Signatory
Date: ___________________

 BLACKHAWK PROPERTIES, LLC

By:___________________________
Name: Jeffrey Peterson
Title: Authorized Signatory
Date: ___________________

BANYAN INVESTMENT COMPANY LLC

By:___________________________
Name: Jeffrey Peterson
Title: Authorized Signatory
Date: ___________________

1365 West Business Park Drive, Orem UT 84058
P 877-219-6050  I  F 855-864-2511
www.activecare.com

THE MARK AND NANCY PETERSON FOUNDATION

By:___________________________
Name: Jeffrey Peterson
Title: Authorized Signatory
Date: ___________________

TYUMEN HOLDINGS, LLC

By:___________________________
Name: Jeffrey Peterson
Title: Authorized Signatory
Date: ___________________

1365 West Business Park Drive, Orem UT 84058
P 877-219-6050  I  F 855-864-2511
www.activecare.com